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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2006

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-16239                06-1481060
(State or other jurisdiction of         (Commission           (I.R.S. employer
 incorporation or organization)         file number)         identification no.)


       7 COMMERCE DRIVE
     DANBURY, CONNECTICUT                                    06810
(Address of principal executive                            (Zip code)
           offices)


       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS.

On August 7, 2006, the registrant issued a press release announcing that its Board of Directors has approved a share repurchase program for up to $150 million of the registrant's common stock effective August 8, 2006. Share repurchases may be made from time to time in open market transactions at prevailing market prices or in privately negotiated transactions. Management will determine the timing and amount of purchases under the program based upon market conditions or other factors. The program does not require the registrant to purchase any specific number or amount of shares and may be suspended or reinstated at any time at the registrant's discretion and without notice. This share repurchase program is in addition to the registrant's share repurchase program announced on October 19, 2005.

         A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

         Exhibit Number             Description
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         99.1                       Press Release, dated August 7, 2006.


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ATMI, INC.

Date: August 7, 2006                 By: /s/ Daniel P. Sharkey
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                                         Daniel P. Sharkey
                                         Title: Vice President, Treasurer and
                                                Chief Financial Officer




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